UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2016

Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On May 12, 2016, Western Digital Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced acquisition of SanDisk Corporation (“SanDisk”) by Western Digital Technologies, Inc., a wholly owned subsidiary of the Company. The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired
The audited consolidated balance sheets of SanDisk as of January 3, 2016 and December 31, 2014, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended January 3, 2016, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The unaudited condensed consolidated balance sheets of SanDisk as of April 3, 2016 and January 3, 2016, and the related unaudited condensed consolidated statements of operations and cash flows for the three months ended April 3, 2016 and March 29, 2015, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b)Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of April 1, 2016 and the related pro forma condensed combined statements of income for the nine months ended April 1, 2016 and the year ended July 3, 2015, and the notes related thereto, that give effect to the acquisition are attached hereto as Exhibit 99.3 and incorporated herein by reference.
(d)Exhibits

23.1	Consent of Ernst & Young LLP (consent of independent registered public accounting firm of SanDisk).
99.1	Audited consolidated financial statements of SanDisk as of and for the period ended January 3, 2016.
99.2	Unaudited condensed consolidated financial statements of SanDisk as of and for the period ended April 3, 2016.
99.3
Unaudited pro forma condensed combined balance sheet of the Company as of April 1, 2016 and condensed combined statements of income for the nine months ended April 1, 2016 and the year ended July 3, 2015 that give effect to the acquisition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation

Date: July 22, 2016	By:	/s/ Michael C. Ray
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary